UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 25, 2010

CHINA GREEN MATERIAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in charter)

Nevada	001-15683	88-0381646
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27F (Changqing Building),
172 Zhongshan Road,
Harbin City, P.R. China  150040
 (Address of Principal Executive Offices)   (Zip Code)

Registrant’s telephone number, including area code:  00-86-451-82695957

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01.  Entry into a Material Definitive Agreement.

    On June 25, 2010, China Green Material Technologies, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain investor (the “Purchaser”) relating to the issuance and sale of an aggregate of 1,866,666 shares  of the Company’s common stock, par value $0.001 per share (the “Shares”), in a private placement transaction (the “Private Placement”). The aggregate purchase price for the Shares was $2,800,000 (the “Aggregate Purchase Price”). The closing of the Private Placement occurred on June 25, 2010. Under the Securities Purchase Agreement, the Company has made certain customary representations, warranties and covenants. A copy of the Securities Purchase Agreement is attached hereto and incorporated herein by reference as Exhibit 10.6.

    The Purchaser has entered into a Lock-Up agreement whereby the Purchaser agrees not to sell any of its shares in the Company for 24 months from the date of the closing (the “Lock-Up Agreement”). A copy of the Lock-Up Agreement is attached hereto and incorporated herein by reference as Exhibit 10.7.

    The foregoing summary of the terms of the Securities Purchase Agreement and the Lock-Up Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement and the Lock-Up Agreement, copies of which are filed as Exhibit 10.6 and Exhibit 10.7 to this Current Report on Form 8-K.

Item 3.02.  Unregistered Sales of Equity Securities.

    The information provided in response to Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

    The Shares are being offered and sold without registration under the Securities Act or any state securities laws. The Company is relying upon the exemption from the registration requirements of the Securities Act provided by Section 4(2) of the Securities Act and Regulation S promulgated thereunder. This Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy the Shares.

Item 8.01.  Other Events

    On June 29, 2010, the Company issued a press release in which the Company announced the Private Placement. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.6	Securities Purchase Agreement, dated as of June 25, 2010, by and between China Green Material Technologies, Inc. and the purchaser identified on the signature pages thereto*

10.7	Lock-Up Agreement, dated as of June 25, 2010, by and between China Green Material Technologies, Inc. and the purchaser identified on the signature page thereto*

99.1	Press Release dated June 29, 2010.

*Schedules and exhibits have been omitted. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA GREEN MATERIAL TECHNOLOGIES, INC.

Date: June 25, 2010	By:	/s/ Zhonghao Su
Zhonghao Su
Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

10.6	Securities Purchase Agreement, dated as of June 25, 2010, by and between China Green Material Technologies, Inc. and the purchaser identified on the signature pages thereto*

10.7	Lock-Up Agreement, dated as of June 25, 2010, by and between China Green Material Technologies, Inc. and the purchaser identified on the signature page thereto*

99.1	Press Release dated June 29, 2010.